-------------------------------------------------------------------------------

JP MORGAN                                                    November 20, 1997

-------------------------------------------------------------------------------

                $168,003,000 TFC HOME EQUITY LOAN TRUST, 1997-1

                            TRANSACTION HIGHLIGHTS
                            ----------------------
            POOL 1 (FIXED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 PAYMENT
                        APPROXIMATE       EXPECTED       AVERAGE LIFE         WINDOWS TO 10%                         EXPECTED LEGAL
             CLASS      CLASS SIZE        RATINGS           TO 10%           CALL/ MATURITY                  COUPON      FINAL
CLASS/1/    TYPE/2/    ($ THOUSANDS)   (MOODY'S/ S&P)   CALLL/MATURITY/4/       (MONTHS)/4/      DAY COUNT    RATE      MATURITY
===================================================================================================================================
A-1         Floating    $24,564,000       Aaa/AAA            1.00                  1-27           Act/360    1 mL+[X]    4/25/07
A-2         Fixed       $10,989,000       Aaa/AAA            3.00                 27-47            30/360     n/a        1/25/11
A-3         Fixed       $ 9,686,000       Aaa/AAA            5.00                 47-76            30/360     n/a        1/25/17
A-4         Fixed       $11,181,000       Aaa/AAA            7.65                 76-96            30/360     n/a        1/1/28
            ---------   -----------
TOTAL                   $56,420,000            --              --                    --               --
----------------------------------------------------------------------------------------------------------------------------------

/1/ Classes A-1 through A-4 are collateralized by the Fixed rate pool and are sequential pay.
/2/ Payable monthly starting 12/26/97. A-1 settles flat. A-2 through A-4 settle with accrued from 11/1/97 Cut-Off.
/3/ A-1 subject to a Net WAC Cap equal to the WAC minus servicing fee minus trustee expenses minus a 0.50% carve-out.
/4/ Tranches priced to the 10% clean-up call. If the Master Servicer chooses not to call the bonds, there will be an Auction Sale to sell the remaining Mortgage Loans.

        POOL 2 (ADJUSTABLE)

------------------------------------------------------------------------------------------------------------------------------------

                                             EXPECTED                          PAYMENT
                           APPROXIMATE       RATINGS                         WINDOWS TO 10%                         EXPECTED
                CLASS      CLASS SIZE       (MOODY'S/       AVERAGE LIFE TO    CALL           DAY      COUPON      LEGAL FINAL
  CLASS/5/     TYPE/6/    ($ THOUSANDS)        S&P)          10% CALL/8/     (MONTHS)/8/     COUNT      RATE        MATURITY
====================================================================================================================================

A-5/7/         Floating   $111,583,000       Aaa/AAA              2.78           1-96        Act/360   1mL+[X]       10/1/28
               ---------  ------------
TOTAL                     $111,583,000        --                  --             --           --
------------------------------------------------------------------------------------------------------------------------------------

/5/ Classes A-5 is collateralized by the Adjustable rate pool.
/6/ Payable monthly starting 12/26/97.  A-5 settles flat.
/7/ A-5 subject to a Net WAC Cap equal to the WAC minus servicing fee minus trustee expenses minus a 0.75% carve-out beginning after six months.
/8/ Tranches priced to the 10% clean-up call. If the Master Servicer chooses not to call the bonds, there will be an Auction Sale to sell the remaining Mortgage Loans.

ORIGINATORS:                              Metropolitan Mortgage Company,
                                          Transamerica Mortgage Company.
SUBSERVICERS:                             Metropolitan Mortgage Company,
                                          Transamerica Mortgage Company.

MASTER SERVICER:                          Transamerica Mortgage Company.

SELLER:                                   Transamerica Consumer Mortgage
                                          Receivables Corporation.
UNDERWRITERS:                             J.P. Morgan Securities Inc. lead
                                          manager, BancAmerica Robertson
                                          Stephens co-manager.

COLLATERAL:                               Fixed and adjustable home equity loans
                                          secured by first, second and third
                                          lien mortgages.
                                          See attached "Collateral Description".
POOL 1
PREPAYMENT SPEED:                         The prepayment assumption is 100% of
                                          the prepayment curve, which equates to
                                          a prepayment speed of 1.8% CPR in the
                                          first month, increasing by 1.8% per
                                          month to 18% CPR in month 10 and
                                          remaining at 18% thereafter.

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

POOL 2
PREPAYMENT SPEED:                         Constant prepayment speed of 26% CPR.

EXPECTED PRICING DATE:                    TBD

CUT-OFF DATE:                             October 31, 1997.

DISTRIBUTION DATES:                       The 25th of each month, beginning
                                          December 26, 1997.

OPTIONAL TERMINATION DATE:                On any Distribution Date on which the
                                          pool balance is less than 10% of the
                                          Cut-off Date pool balance, the Master
                                          Servicer will have the option to
                                          purchase, in whole, the Mortgage
                                          Loans, if any, remaining in the trust.

AUCTION SALE AFTER                        If the Master Servicer does not
OPTIONAL TERMINATION:                     exercise its optional termination
                                          right within 90 days after the
                                          Optional Termination Date, the Trustee
                                          is required to solicit bids for the
                                          purchase of all Mortgage Loans
                                          remaining in the trust. If
                                          satisfactory bids are received, such
                                          remaining Mortgage Loans will be sold
                                          and the proceeds distributed to the
                                          Certificate holders in the same
                                          priority as distributions on a
                                          Distribution Date.

POOL 1 NET WAC CAP:                       The Pass-Through Rate for the A-1
                                          Floating Rate Certificates for any
                                          Distribution Date will be a per annum
                                          rate equal to the lesser of (1) the
                                          sum of one month LIBOR plus [x] and
                                          (2) the Pool 1 Net WAC Cap. The Pool 1
                                          Net WAC Cap for any Distribution Date
                                          will equal the weighted average of the
                                          Pool 1 Net Mortgage Rates of the fixed
                                          rate Mortgage Loans as of the first
                                          day of the related due period minus
                                          0.50% carve-out. The Pool 1 Net
                                          Mortgage Rate of any Mortgage Loan
                                          will equal the Mortgage Interest Rate
                                          thereof minus Servicing Fee, Insurer
                                          Premium and trustee expenses.

POOL 2 NET WAC CAP:                       The Pass-Through Rate for the A-5
                                          Floating Rate Certificates for any
                                          Distribution Date will be a per annum
                                          rate equal to the lesser of (1) the
                                          sum of one month LIBOR plus [x] and
                                          (2) the Pool 2 Net WAC Cap. The Pool 2
                                          Net WAC Cap for any Distribution Date
                                          will equal the weighted average of the
                                          Pool 2 Net Mortgage Rates of the
                                          adjustable rate Mortgage Loans as of
                                          the first day of the related due
                                          period minus 0.75% carve-out beginning
                                          after six months. The Pool 2 Net
                                          Mortgage Rate of any Mortgage Loan
                                          will equal the Mortgage Interest Rate
                                          thereof minus Servicing Fee, Insurer
                                          Premium and trustee expenses.

INTEREST CARRYOVER AMOUNT:                For any Class and Distribution Date
                                          the Interest Carryover Amount will
                                          equal the sum of the excess, if any,
                                          of the current interest for the
                                          preceding Distribution Date plus any
                                          outstanding Interest Carryover for
                                          such class preceding Distribution
                                          Date, over the amount in respect of
                                          interest that is actually distributed
                                          on the Certificates of such Class on
                                          such preceding Distribution Date and
                                          (ii) one month's interest on such
                                          excess at the related Pass-Through
                                          Rate, to the extent permitted by law.

TRUST TAX STATUS:                         REMIC

ERISA ELIGIBILITY:                        The Class A-1, A-2, A-3, A-4 and A-5
                                          Certificates are ERISA eligible.

SMMEA ELIGIBILITY:                        The Certificates are NOT SMMEA
                                          eligible.

CREDIT ENHANCEMENT
------------------

POOL 1 (FIXED)
     . overcollateralization building from 0% to a target percentage of the original pool balance
     .    cross-collateralization to Pool 2
     .    100% AMBAC insurance policy

POOL 2 (ADJUSTABLE)
 Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

     . overcollateralization building from 1% to a target percentage of the original pool balance
     .    cross-collateralization to Pool 1
     .    100% AMBAC insurance policy

  MOODY'S, STANDARD & POOR'S AND FITCH INVESTORS SERVICE HAVE EACH ASSIGNED A
                    TRIPLE-A CLAIMS-PAYING ABILITY TO AMBAC.



            TFC HOME EQUITY LOAN TRUST 1997-1 COLLATERAL DESCRIPTION
            --------------------------------------------------------

                                 POOL 1 - FIXED


                                                         FIXED RATE HOME EQUITY INSTALLMENT LOANS/1/
                                                         -------------------------------------------

AGGREGATE POOL BALANCE ($MM):                            $56,420,537.01

NUMBER OF LOANS:                                         2,008

AVERAGE OUTSTANDING BALANCE:                             $28,097.88 (max: 585,494.81; min: 524.35)

PRODUCT TYPE:                                            Fixed Rate Closed-End Home Equity Loans

WEIGHTED AVERAGE COUPON:                                 11.68% (max: 15.95%;  min: 8.625%)

ORIGINAL WEIGHTED AVERAGE TERM:                          225.436 months (max: 360; min: 24)

REMAINING WEIGHTED AVERAGE TERM:                         215.071 months  (max: 360; min: 6)

WEIGHTED AVERAGE SEASONING:                              10.365 months (max: 199; min: 0)

LIEN POSITION:                                           78.03% first lien, 21.49% second lien,
                                                         0.47%  third lien

WEIGHTED AVERAGE COMBINED LOAN TO VALUE RATIO:           61.582% (max: 100%;  min: 3%)

PROPERTY TYPE:                                           95.67% single family;  1.39% PUD;
                                                         1.24%  2-4 family;  0.99% manufactured
                                                         housing; 0.33% condominium; 0.24% duplex

OWNER OCCUPANCY:                                         92.79% mortgager; 6.57% tenant

GEOGRAPHIC DISTRIBUTION:                                 FL (63.65%), OH (5.15%), TX (4.60%),
                                                         AZ (2.61%), NC (2.20%)

NOTE:/1/     All percentages and weighted averages calculated on the outstanding
----
             balance.

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

            TFC HOME EQUITY LOAN TRUST 1997-1 COLLATERAL DESCRIPTION
            --------------------------------------------------------

                              POOL 2 - ADJUSTABLE


AGGREGATE POOL BALANCE ($MM):                         $112,710,807.08

NUMBER OF LOANS:                                      1,145

AVERAGE OUTSTANDING BALANCE:                          $98,437.39

PRODUCT TYPE:                                         Adjustable Home Equity Loans

WEIGHTED AVERAGE COUPON:                              9.953%  (max: 13.95%;  min: 6.75%)

ORIGINAL WEIGHTED AVERAGE TERM:                       359.924 months (max: 360;  min: 180)

REMAINING WEIGHTED AVERAGE TERM:                      351.763 months (max: 360;  min: 62)

WEIGHTED AVERAGE SEASONING:                           8.161 months (max: 168;  min: 0)

LIEN POSITION:                                        99.96% first lien, 0.04% second lien

WEIGHTED AVERAGE COMBINED LOAN TO VALUE RATIO:        77.91%  (max: 100%;  min: 22%)

WEIGHTED AVERAGE LIFE CAP                             15.82%  (max: 19.95%;  min: 11.75%)

WEIGHTED AVERAGE LIFE FLOOR                           9.671% (max: 13.95%;  min: 4.25%)

WEIGHTED AVERAGE PERIOD INTEREST CAP                  1.932% (max: 10%;  min: 1%)

WEIGHTED AVERAGE GROSS MARGIN                         4.96% (max: 9.95%;  min: 0%)

PROPERTY TYPE:                                        88.66% single family; 3.74% PUD;
                                                      3.46% condominium; 2.20% manufactured housing;
                                                      1.22%  2-4 family; 0.55% townhouse

OWNER OCCUPANCY:                                      95.68% mortgager; 3.40% tenant

GEOGRAPHIC DISTRIBUTION                               MI (23.58%), TX (11.81%), OH (8.42%),
                                                      MD (7.45%), FL (7.06%), CA (5.98%)

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

            AVERAGE LIFE SENSITIVITY TO CHANGES IN PREPAYMENT RATES
            -------------------------------------------------------

                                POOL 1 (FIXED)

           ASSUMES A 10% CALL (OPTIONAL TERMINATION OR AUCTION SALE)
                         ----

------------------------------------------------------------------------------------------------------------------------------------
                                                     PPC PREPAYMENT ASSUMPTION

                         0%                     50%                       75%                    100%/(1)/                125%
                         --                     ---                       ---                    --------                 ----
                         WINDOW                   WINDOW                   WINDOW                   WINDOW                  WINDOW
              WAL       (MONTHS)       WAL       (MONTHS)       WAL       (MONTHS)       WAL       (MONTHS)       WAL      (MONTHS)
---------------------------------------------------------------------------------------                     -----------------------
CLASS A-1      4.57       1 - 113        1.72      1 - 46         1.27      1 -  34        1.00      1 - 27          0.82    1 - 22
                           (113)                    (46)                     (34)                     (27)                    (22)
CLASS A-2     11.36     113 - 158        5.09     46 -  79        3.81     34 -  60        3.00     27 - 47          2.45   22 - 39
                            (46)                    (34)                     (27)                     (21)                    (18)
CLASS A-3     16.01     158 - 230        8.20     79 - 124        6.27     60 -  94        5.00     47 - 76          4.09   39 - 63
                            (73)                    (46)                     (35)                     (30)                    (25)
CLASS A-4     24.57     230 - 337       13.96    124 - 207        9.82     94 - 125        7.65     76 - 96          6.41   63 - 81
                           (108)                    (84)                     (32)                     (21)                    (19)
---------------------------------------------------------------------------------------                     ------------------------

                                  150%                    200%
                                  ----                    ----
                                   WINDOW                   WINDOW
                        WAL       (MONTHS)       WAL       (MONTHS)
-------------------------------------------------------------------
CLASS A-1                0.69      1 - 19         0.51      1 - 14
                                    (19)                     (14)
CLASS A-2                2.04     19 - 32         1.50     14 - 24
                                    (14)                     (11)
CLASS A-3                3.43     32 - 53         2.50     24 - 39
                                    (22)                     (16)
CLASS A-4                5.04     53 - 62         3.73     39 - 46
                                    (10)                      (8)
-------------------------------------------------------------------


                     ASSUMES NO 10% CALL (RUN TO MATURITY)
                             -----------

------------------------------------------------------------------------------------------------------------------------------------
                                                                     PPC PREPAYMENT ASSUMPTION

                         0%                     50%                       75%                   100%/(1)/                 125%
                         --                     ---                       ---                   --------                  ----

                         WINDOW                   WINDOW                   WINDOW                   WINDOW                   WINDOW
              WAL       (MONTHS)       WAL       (MONTHS)       WAL       (MONTHS)       WAL       (MONTHS)       WAL       (MONTHS)
---------------------------------------------------------------------------------------                      -----------------------
CLASS A-1      4.57       1 - 113       1.72       1 -  46        1.27     1 -  34        1.00       1 -  27       0.82      1 - 22
                           (113)                    (46)                     (34)                     (27)                    (22)
CLASS A-2     11.36     113 - 158       5.09      46 -  79        3.81    34 -  60        3.00      27 -  47       2.45     22 - 39
                            (46)                    (34)                     (27)                     (21)                    (18)
CLASS A-3     16.01     158 - 230       8.20      79 - 124        6.27    60 -  94        5.00      47 -  76       4.09     39 - 63
                            (73)                    (46)                     (35)                     (30)                    (25)
CLASS A-4     24.60     230 - 344      14.82     124 - 321       11.80    94 - 278        9.62      76 - 228       8.02     63 - 193
                           (115)                   (198)                   (185)                     (153)                   (131)
---------------------------------------------------------------------------------------                      -----------------------

                             150%                   200%
                             ----                   ----

                              WINDOW                   WINDOW
                   WAL       (MONTHS)       WAL       (MONTHS)
---------------------------------------------------------------
CLASS A-1           0.69      1 -  19        0.51      1 -  14
                               (19)                     (14)
CLASS A-2           2.04     19 -  32        1.50     14 -  24
                               (14)                     (11)
CLASS A-3           3.43     32 -  53        2.50     24 -  39
                               (22)                     (16)
CLASS A-4           6.79     53 - 163        5.05     39 - 126
                              (111)                     (88)
---------------------------------------------------------------


                              POOL 2 (ADJUSTABLE)
           ASSUMES A 10% CALL (OPTIONAL TERMINATION OR AUCTION SALE)
                         ----

                   0% CPR                     10% CPR                  20% CPR             26% CPR/(1)/                30% CPR
                   ------                     -------                  -------             ------------                -------

                         WINDOW                   WINDOW                   WINDOW                   WINDOW                   WINDOW
              WAL       (MONTHS)       WAL       (MONTHS)       WAL       (MONTHS)       WAL       (MONTHS)      WAL        (MONTHS)
-----------------------------------------------------------------------------------------                        -------------------
CLASS A-5     20.01      1 - 337        6.98      1 - 207        3.69      1 - 125        2.78      1 - 96         2.36      1 - 81
                          (337)                    (207)                    (125)                    (96)                     (81)
-----------------------------------------------------------------                  -------------------------------------------------

                          40% CPR                50% CPR
                          -------                -------

                              WINDOW                   WINDOW
                   WAL       (MONTHS)       WAL       (MONTHS)
---------------------------------------------------------------
CLASS A-5            1.68     1 - 62         1.23      1 - 46
                               (62)                     (46)
---------------------------------------------------------------

                     ASSUMES NO 10% CALL (RUN TO MATURITY)
                             -----------

                 0% CPR               10% CPR       20% CPR             26% CPR/(1)/           30% CPR             40% CPR
                 ------               -------       -------             ------------           -------             -------

                    WINDOW              WINDOW              WINDOW              WINDOW              WINDOW              WINDOW
         WAL       (MONTHS)  WAL       (MONTHS)  WAL       (MONTHS)  WAL       (MONTHS)  WAL       (MONTHS)  WAL       (MONTHS)
-------------------------------------------------------------------                  ------------------------------------------

                    50% CPR
                    -------

                         WINDOW
              WAL       (MONTHS)
              ------------------

 Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

---------------------------------------------------------------                   --------------------------------------------------
CLASS A-5   20.09  1 - 354   7.48   1 - 336   3.94   1 - 241    2.97    1 -187    2.52   1 - 160    1.77    1 -113    1.30     1 -84
                    (354)            (336)            (241)              (187)            (160)              (113)              (84)
---------------------------------------------------------------                   --------------------------------------------------

              TFC HOME EQUITY LOAN TRUST 1997-1 COLLATERAL TABLES
              ---------------------------------------------------

                                    POOL 1
                                    ------
PORTFOLIO BY REMAINING TERM

-----------------------------------------------------------------------------------------------------
REMAINING TERM                       NUMBER OF                                     PERCENT OF CURRENT
(MONTHS)                                 LOANS            CURRENT BALANCE                     BALANCE
-----------------------------------------------------------------------------------------------------
       1   -              60               347               2,554,751.04                     4.53  %
      61   -             120               509               7,374,401.53                    13.07  %
     121   -             180               673              20,058,072.89                    35.55  %
     181   -             240               214               9,768,175.26                    17.31  %
     241   -             300                17               1,185,903.53                     2.10  %
     301   -             360               248              15,479,232.76                    27.44  %
-----------------------------------------------------------------------------------------------------
                                         2,008              56,420,537.01                   100.00  %
-----------------------------------------------------------------------------------------------------

PORTFOLIO BY COUPON

-----------------------------------------------------------------------------------------------------
                                     NUMBER OF                                   PERCENT OF CURRENT
COUPON RANGE                             LOANS               CURRENT BALANCE                BALANCE
-----------------------------------------------------------------------------------------------------
     8.01%   -            9.00%             61                  1,028,132.56                 1.82  %
     9.01%   -           10.00%            287                  4,814,531.28                 8.53  %
    10.01%   -           11.00%            506                 13,612,186.28                24.13  %
    11.01%   -           12.00%            554                 17,046,185.02                30.21  %
    12.01%   -           13.00%            480                 16,232,518.59                28.77  %
    13.01%   -           14.00%             99                  3,074,391.04                 5.45  %
    14.01%   -           15.00%             18                    494,886.29                 0.88  %
    15.01%               16.00%              3                    117,705.95                 0.21  %
----------------------------------------------------------------------------------------------------
                                         2,008                 56,420,537.01               100.00  %
----------------------------------------------------------------------------------------------------

PORTFOLIO BY CURRENT BALANCE

-----------------------------------------------------------------------------------------------------
                                     NUMBER OF                                   PERCENT OF CURRENT
CURRENT BALANCE RANGE                    LOANS               CURRENT BALANCE                BALANCE
-----------------------------------------------------------------------------------------------------
         1   -           25,000          1,178                 14,374,915.27                 25.48  %
    25,001   -           50,000            549                 19,581,334.42                 34.71  %
    50,001   -           75,000            181                 10,851,951.93                 19.23  %
    75,001   -          100,000             53                  4,596,394.87                  8.15  %
   100,001   -          125,000             19                  2,163,350.67                  3.83  %
   125,001   -          150,000             16                  2,116,431.96                  3.75  %
   150,001   -          175,000              4                    630,636.47                  1.12  %
   175,001   -          200,000              2                    385,292.67                  0.68  %
   200,001   -          225,000              4                    826,269.46                  1.46  %
   300,001   -          325,000              1                    308,464.48                  0.55  %
   575,001   -          600,000              1                    585,494.81                  1.04  %
------------------------------------------------------------------------------------------------------------
                                         2,008                 56,420,537.01                100.00  %
------------------------------------------------------------------------------------------------------------

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

         TFC HOME EQUITY LOAN TRUST 1997-1 COLLATERAL TABLES (POOL 1)
         ------------------------------------------------------------

PORTFOLIO BY PROPERTY STATE
--------------------------------------------------------------------------------------------------------
                                         NUMBER OF                                    PERCENT OF CURRENT
PROPERTY STATE                               LOANS           CURRENT BALANCE                     BALANCE
--------------------------------------------------------------------------------------------------------

Alabama                                          7                317,628.94                       0.56%
Arizona                                         28              1,474,250.37                       2.61%
Arkansas                                         5                187,155.72                       0.33%
California                                      13              1,078,857.05                       1.91%
Colorado                                         2                 92,629.88                       0.16%
Florida                                      1,635             35,909,302.24                      63.65%
Georgia                                          1                 84,764.70                       0.15%
Idaho                                            1                 78,017.54                       0.14%
Illinois                                         5                845,918.25                       1.50%
Indiana                                         12                486,642.86                       0.86%
Iowa                                             2                109,328.35                       0.19%
Kentucky                                        10                437,252.89                       0.77%
Louisiana                                       24              1,217,945.56                       2.16%
Maryland                                         4                359,919.42                       0.64%
Massachusetts                                    1                198,253.62                       0.35%
Michigan                                        23              1,158,314.73                       2.05%
Minnesota                                       11                558,979.44                       0.99%
Mississippi                                      7                236,448.36                       0.42%
Missouri                                        12                443,141.70                       0.79%
Montana                                          1                 79,666.31                       0.14%
Nevada                                           1                 38,943.52                       0.07%
New Hampshire                                    2                 55,745.47                       0.10%
New Jersey                                       6                301,273.87                       0.53%
New Mexico                                       1                 49,980.66                       0.09%
New York                                         7                290,808.58                       0.52%
North Carolina                                  34              1,242,164.57                       2.20%
North Dakota                                     1                 18,620.20                       0.03%
Ohio                                            53              2,904,201.99                       5.15%
Oklahoma                                        15                841,350.21                       1.49%
Oregon                                           1                132,575.46                       0.23%
Pennsylvania                                     7                429,698.30                       0.76%
South Carolina                                   9                486,565.94                       0.86%
South Dakota                                     1                 46,827.06                       0.08%
Tennessee                                       15                604,417.31                       1.07%
Texas                                           41              2,597,567.82                       4.60%
Utah                                             1                 36,141.18                       0.06%
Virginia                                         5                575,888.34                       1.02%
Washington                                       3                367,338.49                       0.65%
West Virginia                                    1                 46,010.11                       0.08%
--------------------------------------------------------------------------------------------------------
                                             2,008             56,420,537.01                     100.00%
--------------------------------------------------------------------------------------------------------

PORTFOLIO BY OCCUPANCY TYPE

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

-----------------------------------------------------------------------------------------------------
                                                                                   PERCENT OF CURRENT
OCCUPANCY                         NUMBER OF LOANS              CURRENT BALANCE                BALANCE
-----------------------------------------------------------------------------------------------------
Mortgager                                   1,884                52,351,409.63                92.79 %
Tenant                                        116                 3,706,173.51                 6.57 %
Unknown                                         8                   362,953.87                 0.64 %
-----------------------------------------------------------------------------------------------------
                                            2,008                56,420,537.01               100.00 %
-----------------------------------------------------------------------------------------------------

          TFC HOME EQUITY LOAN TRUST 1997-1 COLLATERAL TABLES (POOL 1)
          ------------------------------------------------------------
PORTFOLIO BY SR. MRG. LTV

-----------------------------------------------------------------------------------------------------
                                          NUMBER OF                                PERCENT OF CURRENT
SR. MRG. LTV                                  LOANS           CURRENT BALANCE                 BALANCE
-----------------------------------------------------------------------------------------------------
        0.01%   -            10.00%             265              2,019,322.64                  3.58 %
       10.01%   -            20.00%             428              5,249,744.98                  9.30 %
       20.01%   -            30.00%             297              5,534,009.48                  9.81 %
       30.01%   -            40.00%             219              5,349,415.22                  9.48 %
       40.01%   -            50.00%             179              5,534,364.31                  9.81 %
       50.01%   -            60.00%             171              6,808,217.57                 12.07 %
       60.01%   -            70.00%             164              8,997,670.86                 15.95 %
       70.01%   -            80.00%             183             10,374,409.23                 18.39 %
       80.01%   -            90.00%              96              6,336,052.89                 11.23 %
       90.01%   -           100.00%               6                217,329.83                  0.39 %
-----------------------------------------------------------------------------------------------------
                                              2,008             56,420,537.01                100.00 %
-----------------------------------------------------------------------------------------------------


PORTFOLIO BY COMBINED LTV

-----------------------------------------------------------------------------------------------------
                                          NUMBER OF                                PERCENT OF CURRENT
COMBINED LTV                                  LOANS           CURRENT BALANCE                 BALANCE
-----------------------------------------------------------------------------------------------------
        0.01%   -            10.00%              23                164,952.71                  0.29 %
       10.01%   -            20.00%              95              1,014,939.05                  1.80 %
       20.01%   -            30.00%             215              2,868,843.45                  5.08 %
       30.01%   -            40.00%             234              4,256,000.46                  7.54 %
       40.01%   -            50.00%             272              6,371,844.73                 11.29 %
       50.01%   -            60.00%             375              9,731,382.58                 17.25 %
       60.01%   -            70.00%             363             12,374,573.14                 21.93 %
       70.01%   -            80.00%             267             11,755,194.45                 20.83 %
       80.01%   -            90.00%             142              7,376,214.90                 13.07 %
       90.01%   -           100.00%              22                506,591.54                  0.90 %
-----------------------------------------------------------------------------------------------------
                                              2,008             56,420,537.01                100.00 %
-----------------------------------------------------------------------------------------------------

PORTFOLIO BY PROPERTY TYPE

-----------------------------------------------------------------------------------------------------
                                                                                   PERCENT OF CURRENT
PROPERTY TYPE                       NUMBER OF LOANS           CURRENT BALANCE                 BALANCE
-----------------------------------------------------------------------------------------------------
Single Family                                 1,966             53,975,763.29                 95.67 %
Manufactured Housing                             12                556,330.43                  0.99 %
2-4 Family                                       12                697,869.41                  1.24 %
Planned  Urban Dev.                               7                786,792.62                  1.39 %
Condominium                                       5                188,626.17                  0.33 %
Other                                             1                 14,183.25                  0.03 %
-----------------------------------------------------------------------------------------------------
                                              2,008             56,420,537.01                100.00 %
-----------------------------------------------------------------------------------------------------

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

PORTFOLIO BY LIEN POSITION

----------------------------------------------------------------------------------------------
                                                                          PERCENT OF CURRENT
LIEN POSITION           NUMBER OF LOANS          CURRENT BALANCE                     BALANCE
----------------------------------------------------------------------------------------------
First                             1,170            44,026,743.29                      78.03%
Second                              798            12,127,189.11                      21.49%
Third                                40               266,604.61                       0.47%
----------------------------------------------------------------------------------------------
                                  2,008            56,420,537.01                     100.00%
----------------------------------------------------------------------------------------------

              TFC HOME EQUITY LOAN TRUST 1997-1 COLLATERAL TABLES
              ---------------------------------------------------

                                     POOL 2
                                     ------

PORTFOLIO BY REMAINING TERM

----------------------------------------------------------------------------------------------
REMAINING TERM                                                            PERCENT OF CURRENT
(MONTHS)                NUMBER OF LOANS          CURRENT BALANCE                     BALANCE
----------------------------------------------------------------------------------------------
      61   -   120                    1                 5,756.43                       0.01%
     121   -   180                    1                42,000.00                       0.04%
     181   -   240                    9               463,080.71                       0.41%
     241   -   300                    4               726,340.92                       0.64%
     301   -   360                1,130           111,473,629.02                      98.90%
----------------------------------------------------------------------------------------------
                                  1,145           112,710,807.08                     100.00%
----------------------------------------------------------------------------------------------

PORTFOLIO BY LIEN POSITION

----------------------------------------------------------------------------------------------
                                                                          PERCENT OF CURRENT
LIEN POSITION           NUMBER OF LOANS          CURRENT BALANCE                     BALANCE
----------------------------------------------------------------------------------------------
First                             1,144           112,668,807.08                      99.96%
Second                                1                42,000.00                       0.04%
----------------------------------------------------------------------------------------------
                                  1,145           112,710,807.08                     100.00%
----------------------------------------------------------------------------------------------

PORTFOLIO BY OCCUPANCY TYPE

----------------------------------------------------------------------------------------------
                                                                          PERCENT OF CURRENT
OCCUPANCY               NUMBER OF LOANS          CURRENT BALANCE                     BALANCE
----------------------------------------------------------------------------------------------
Mortgagor                         1,103           107,837,261.30                      95.68%
Tenant                               34             3,830,290.03                       3.40%
Unknown                               8             1,043,255.75                       0.93%
----------------------------------------------------------------------------------------------
                                  1,145           112,710,807.08                     100.00%
----------------------------------------------------------------------------------------------

 Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

             TFC HOME EQUITY LOAN TRUST 1997-1 COLLATERAL (POOL 2)
             -----------------------------------------------------

PORTFOLIO BY PROPERTY STATE
---------------------------------------------------------------------------------------------------------
                                            NUMBER                                     PERCENT OF CURRENT
PROPERTY STATE                            OF LOANS           CURRENT BALANCE                      BALANCE
---------------------------------------------------------------------------------------------------------

Arizona                                         26              2,354,331.87                        2.09%
Arkansas                                         4                457,064.70                        0.41%
California                                      45              6,741,851.60                        5.98%
Colorado                                         5                576,961.16                        0.51%
Connecticut                                      7                949,148.40                        0.84%
Delaware                                         1                 35,986.45                        0.03%
District of Columbia                             9                947,998.52                        0.84%
Florida                                         73              7,957,415.18                        7.06%
Georgia                                          5                519,450.24                        0.46%
Hawaii                                           1                403,342.36                        0.36%
Idaho                                            6                517,563.87                        0.46%
Illinois                                        42              4,994,226.16                        4.43%
Indiana                                         15              1,135,864.06                        1.01%
Iowa                                             3                201,486.71                        0.18%
Kansas                                           9                503,933.46                        0.45%
Kentucky                                         9                716,120.11                        0.64%
Louisiana                                       16              1,105,724.02                        0.98%
Maine                                            4                257,646.45                        0.23%
Maryland                                        55              8,395,161.21                        7.45%
Massachusetts                                   45              5,576,697.04                        4.95%
Michigan                                       302             26,576,270.23                       23.58%
Minnesota                                       12                779,984.47                        0.69%
Mississippi                                      3                302,103.64                        0.27%
Missouri                                        34              2,388,019.85                        2.12%
Nebraska                                         1                139,768.40                        0.12%
Nevada                                           5                500,511.93                        0.44%
New Hampshire                                    2                200,590.23                        0.18%
New Jersey                                       4                752,674.67                        0.67%
New Mexico                                       1                 99,906.32                        0.09%
New York                                         2                310,026.34                        0.28%
North Carolina                                  11              1,330,812.50                        1.18%
North Dakota                                     4                333,845.16                        0.30%
Ohio                                           128              9,486,465.42                        8.42%


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

Oklahoma                                        27              1,622,304.07                        1.44%
Oregon                                           7                666,857.30                        0.59%
Pennsylvania                                     6                330,853.20                        0.29%
South Carolina                                   2                220,174.10                        0.20%
South Dakota                                     9                893,639.85                        0.79%
Tennessee                                       10                914,180.90                        0.81%
Texas                                          135             13,310,571.22                       11.81%
Utah                                            21              1,867,883.64                        1.66%
Virginia                                        21              3,514,530.68                        3.12%
Washington                                      11              1,291,682.90                        1.15%
West Virginia                                    3                185,034.65                        0.16%
Wisconsin                                        4                344,141.84                        0.31%
---------------------------------------------------------------------------------------------------------
                                             1,145            112,710,807.08                      100.00%
---------------------------------------------------------------------------------------------------------

             TFC HOME EQUITY LOAN TRUST 1997-1 COLLATERAL (POOL 2)
             -----------------------------------------------------

PORTFOLIO BY COMBINED LTV

---------------------------------------------------------------------------------------------------------
                                       NUMBER OF                                       PERCENT OF CURRENT
COMBINED LTV                               LOANS             CURRENT BALANCE                      BALANCE
---------------------------------------------------------------------------------------------------------
    20.01%   -           30.00%                4                  401,732.53                        0.36%
    30.01%   -           40.00%                8                  341,759.63                        0.30%
    40.01%   -           50.00%               14                  736,144.08                        0.65%
    50.01%   -           60.00%               49                5,013,341.80                        4.45%
    60.01%   -           70.00%              118               10,368,286.58                        9.20%
    70.01%   -           80.00%              536               51,202,215.27                       45.43%
    80.01%   -           90.00%              413               43,973,721.70                       39.01%
    90.01%   -          100.00%                3                  673,605.49                        0.60%
---------------------------------------------------------------------------------------------------------
                                           1,145              112,710,807.08                     100.00 %
---------------------------------------------------------------------------------------------------------

PORTFOLIO BY ST. MTG. LTV

---------------------------------------------------------------------------------------------------------
                                       NUMBER OF                                       PERCENT OF CURRENT
SR. MTG. LTV                               LOANS             CURRENT BALANCE                      BALANCE
---------------------------------------------------------------------------------------------------------
    10.01%   -            20.00%               1                   42,000.00                        0.04%
    20.01%   -            30.00%               4                  401,732.53                        0.36%
    30.01%   -            40.00%               8                  341,759.63                        0.30%
    40.01%   -            50.00%              14                  736,144.08                        0.65%
    50.01%   -            60.00%              49                5,013,341.80                        4.45%
    60.01%   -            70.00%             118               10,368,286.58                        9.20%
    70.01%   -            80.00%             535               51,160,215.27                       45.39%
    80.01%   -            90.00%             413               43,973,721.70                       39.01%
    90.01%   -           100.00%               3                  673,605.49                        0.60%
---------------------------------------------------------------------------------------------------------
                                           1,145              112,710,807.08                      100.00%
---------------------------------------------------------------------------------------------------------

PORTFOLIO BY PROPERTY TYPE

---------------------------------------------------------------------------------------------------------
                                       NUMBER OF                                       PERCENT OF CURRENT
PROPERTY TYPE                              LOANS             CURRENT BALANCE                      BALANCE
---------------------------------------------------------------------------------------------------------
Single family                              1,025               99,927,280.76                       88.66%
Condominium                                   31                3,895,964.35                        3.46%
Manufactured                                  34                2,479,296.45                        2.20%
2-4 Family                                    10                1,374,869.10                        1.22%

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

Planned Urban Dev.           33               4,211,225.12              3.74%
Row house                     2                 102,554.07              0.09%
Townhouse                     8                 620,456.89              0.55%
Mobile Home                   2                  99,160.34              0.09%
-----------------------------------------------------------------------------
                          1,145             112,710,807.08            100.00%
-----------------------------------------------------------------------------


             TFC HOME EQUITY LOAN TRUST 1997-1 COLLATERAL (POOL 2)
             -----------------------------------------------------


PORTFOLIO BY COUPON

                     NUMBER OF                                PERCENT OF
COUPON RANGE             LOANS        CURRENT BALANCE    CURRENT BALANCE
------------------------------------------------------------------------
 6.01%   -    7.00%          1              85,115.97              0.08%
 7.01%   -    8.00%         13           1,402,667.25              1.24%
 8.01%   -    9.00%        205          22,269,492.11             19.76%
 9.01%   -   10.00%        453          46,241,643.64             41.03%
10.01%   -   11.00%        280          25,232,361.58             22.39%
11.01%   -   12.00%        161          13,672,216.08             12.13%
12.01%   -   13.00%         20           1,353,146.81              1.20%
13.01%   -   14.00%         12           2,454,163.64              2.18%
------------------------------------------------------------------------
                         1,145         112,710,807.08            100.00%
------------------------------------------------------------------------

PORTFOLIO BY CURRENT BALANCE

                            NUMBER OF                            PERCENT OF
CURRENT BALANCE RANGE           LOANS    CURRENT BALANCE    CURRENT BALANCE
---------------------------------------------------------------------------
      $1  -   25,000            11           197,046.28             0.17%
 $25,001  -   50,000           180         7,130,696.30             6.33%
 $50,001  -   75,000           293        18,259,068.60            16.20%
 $75,001  -  100,000           239        20,914,931.16            18.56%
$100,001  -  125,000           163        18,140,332.33            16.09%
$125,001  -  150,000            95        12,987,992.67            11.52%
$150,001  -  175,000            62        10,046,375.41             8.91%
$175,001  -  200,000            33         6,181,749.64             5.48%
$200,001  -  225,000            19         4,074,166.50             3.61%
$225,001  -  250,000            16         3,835,318.44             3.40%
$250,001  -  275,000            10         2,607,282.43             2.31%
$275,001  -  300,000             8         2,270,523.96             2.01%
$300,001  -  325,000             5         1,537,426.21             1.36%
$325,001  -  350,000             5         1,713,982.24             1.52%
$375,001  -  400,000             2           767,079.94             0.68%
$400,001  -  425,000             1           403,342.36             0.36%

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

$425,001  -  450,000            1           433,834.49            0.38%
$575,001  -  600,000            1           595,195.65            0.53%
$600,001  -  625,000            1           614,462.47            0.55%
-----------------------------------------------------------------------
                            1,145       112,710,807.08          100.00%
-----------------------------------------------------------------------

PORTFOLIO BY ARM INDEX

                     NUMBER OF                                PERCENT OF
ARM INDEX                LOANS        CURRENT BALANCE    CURRENT BALANCE
------------------------------------------------------------------------
1 Year CMT                764           76,756,409.92             68.10%
2 Year CMT                252           22,116,545.67             19.62%
5 Year CMT                  1               98,134.11              0.09%
6 Month LIBOR             125           13,575,290.84             12.04%
6 Month TBill               3              164,426.54              0.15%
------------------------------------------------------------------------
                        1,145          112,710,807.08            100.00%
------------------------------------------------------------------------

             TFC HOME EQUITY LOAN TRUST 1997-1 COLLATERAL (POOL 2)
             -----------------------------------------------------

PORTFOLIO BY LIFE CAP

                     NUMBER OF                                PERCENT OF
LIFE CAP                 LOANS        CURRENT BALANCE    CURRENT BALANCE
------------------------------------------------------------------------
11.01%   -   12.00%          2             782,895.01              0.69%
12.01%   -   13.00%          4             558,109.74              0.50%
13.01%   -   14.00%         13           1,363,668.26              1.21%
14.01%   -   15.00%        212          22,606,102.82             20.06%
15.01%   -   16.00%        502          50,956,125.93             45.21%
16.01%   -   17.00%        261          23,195,138.97             20.58%
17.01%   -   18.00%        117           9,549,995.43              8.47%
18.01%   -   19.00%         21           1,194,699.09              1.06%
19.01%   -   20.00%         13           2,504,071.83              2.22%
------------------------------------------------------------------------
                         1,145         112,710,807.08            100.00%
------------------------------------------------------------------------

PORTFOLIO BY LIFE FLOOR

                     NUMBER OF                                PERCENT OF
LIFE FLOOR               LOANS        CURRENT BALANCE    CURRENT BALANCE
------------------------------------------------------------------------
 4.01%   -   5.00%           1              85,094.28              0.08%
 5.01%   -   6.00%           6           1,272,177.31              1.13%
 6.01%   -   7.00%          11           1,046,887.39              0.93%
 7.01%   -   8.00%          30           2,968,075.98              2.63%
 8.01%   -   9.00%         234          24,994,440.86             22.18%
 9.01%   -  10.00%         498          50,872,751.34             45.14%
10.01%   -  11.00%         235          20,096,269.35             17.83%
11.01%   -  12.00%         104           8,154,385.77              7.23%
12.01%   -  13.00%          14             766,561.16              0.68%
13.01%   -  14.00%          12           2,454,163.64              2.18%
------------------------------------------------------------------------
                         1,145         112,710,807.08            100.00%
------------------------------------------------------------------------

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

PORTFOLIO BY ARM  MARGIN

---------------------------------------------------------------------------------------------------------------
                                                  NUMBER OF                                         PERCENT OF
ARM MARGIN                                           LOANS            CURRENT BALANCE          CURRENT BALANCE
---------------------------------------------------------------------------------------------------------------
       0%        -               0%                     3                  164,426.54                0.15%
    2.01%        -            3.00%                    11                1,558,023.71                1.38%
    3.01%        -            4.00%                   151               15,109,985.77               13.41%
    4.01%        -            5.00%                   456               45,503,063.36               40.37%
    5.01%        -            6.00%                   497               47,206,977.98               41.88%
    6.01%        -            7.00%                    15                1,187,785.53                1.05%
    7.01%        -            8.00%                     9                1,593,420.61                1.41%
    8.01%        -            9.00%                     2                  347,167.92                0.31%
    9.01%        -           10.00%                     1                   39,955.66                0.04%
-----------------------------------------------------------------------------------------------------------------
                                                    1,145              112,710,807.08              100.00%
-----------------------------------------------------------------------------------------------------------------

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.